                                                                       EXHIBIT 1


[CANADIAN FLAG] Industry Canada                Industrie Canada



CERTIFICATE                                    CERTIFICAT
OF AMENDMENT                                   DE MODIFICATION

CANADA BUSINESS                                LOI CANADIENNE SUR
CORPORATIONS ACT                               LES SOCIETES PAR ACTIONS



CAMECO CORPORATION/

CORPORATION CAMECO                                       332981-0

--------------------------------              --------------------------------
Name of corporation-                          Corporation number-
Denomination de la societe                    Numero de la societe

I hereby certify that the articles            Je certifie que les statuts de
of the above-named corporation were           la societe susmentionnee ont ete
amended:                                      modifies:

a) under section 13 of the Canada        [ ]  a) en vertu de l'article 13 de la
   Business Corporations Act in                  Loi canadienne sur les societes
   accordance with the attached                  par actions, conformement a
   notice;                                       l'avis ci-joint;

b) under section 27 of the Canada        [ ]  b) en vertu de l'article 27 de
   Business Corporations Act                     la Loi canadienne sur les
   as set out in the attached                    societes par actions, tel qu'il
   articles of amendment                         est indique dans les clauses
   designating a series of                       modificatrices ci-jointes
   shares;                                       designant une serie d'actions;

c) under section 179 of the              [X]  c) en vertu de l'article 179 de
   Canada Business Corporations                  la Loi canadienne sur les
   Act as set out in the                         societes par actions, tel qu'il
   attached articles of                          est indique dans les clauses
   amendment;                                    modificatrices ci-jointes;

d) under section 191 of the Canada       [ ]  d) en vertu de l'article 191 de la
   Business Corporations Act as                  Loi canadienne sur les societes
   set out in the attached                       par actions, tel qu'il est
   articles of reorganization;                   indique dans les clauses de
                                                 reorganisation ci-jointes;


                                                   MAY 8,2003 / LE 8 MAI 2003
     /s/                                               Date of Amendment -
     Director - Directeur                             Date de modification



[CANADA LOGO]

                                                              FORM 4                         FORMULE 4
[CANADIAN FLAG]                                        ARTICLES OF AMENDMENT           CLAUSES MODIFICATRICES
INDUSTRY CANADA       INDUSTRIE CANADA                  (SECTION 27 OR 177)             (ARTICLES 27 OU 177)

CANADA BUSINESS       LOI CANADIENNE SUR LES
CORPORATIONS ACT      SOCIETES PAR ACTIONS

----------------------------------------------------------------------------------------------------------------------------
1 - NAME OF THE CORPORATION -- DENOMINATION SOCIALE DE LA SOCIETE                 2 - CORPORATION NO. -- NO DE LA SOCIETE

    CAMECO CORPORATION/CORPORATION CAMECO                                                          332981-0
-----------------------------------------------------------------------------------------------------------------------------
3 - THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:        LES STATUTS DE LA SOCIETE MENTIONNEE CI-DESSUS
                                                                               SONT MODIFIES DE LA FACON SUIVANTE :

     I. To include under item 7, "Other Provisions", the following:

        "The number of directors of the Corporation shall be determined by the Directors of the Corporation but shall be not fewer than the minimum and not more than the maximum provided in these articles. The
        Directors of the Corporation may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders."

    II. See schedule annexed hereto as Schedule "A".






-----------------------------------------------------------------------------------------------------------------------------
DATE                           SIGNATURE                                          4 - CAPACITY OF -- EN QUALITE DE

    May 8, 2003                "Gary M.S. Chad"                                       Corporate Secretary
-----------------------------------------------------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY      PRINTED NAME -- NOM EN LETTRES MOULEES
A L'USAGE DU MINISTERE
SEULEMENT                      Gary M.S. Chad

FILED
DEPOSEE    May/Mai 8, 2003
---------------------------------------------------------------------------------                             [CANADA LOGO]
IC 3069 (2001/11)


                                  SCHEDULE "A"



Amending Section 1.01 of Schedule B - Part I, Head Office, to read as follows:

1.01 For the purposes of Part I of Schedule B to these Articles and Schedule A to these Articles, the following terms have the following means:


(a)      "Head Office Operations" means:

         (i) all or substantially all of the collective executive, corporate planning, senior administrative and general management functions of the Corporation and those of its subsidiaries owning assets or carrying on business in Canada, taken as a whole; and

         (ii) the office or offices at which persons carrying out the functions of the chief executive officer, chief operating officer, chief financial officer, vice-chairman and the president of the Corporation and all or substantially all other Executive Officers, Senior Officers and other persons carrying out the functions referred to in paragraph (i), are located.


(b)      "Executive Officers" means:

         (i)   the Corporation's Executive Officers; and

         (ii) (if a substantial portion of the Corporation's assets represents an investment in subsidiaries and a substantial portion of the functions performed by the Corporation's Executive Officers relates merely to the management of such investment and not to the active businesses carried on by the Corporation's direct or indirect subsidiaries owning assets or carrying on business in Canada), the persons, whether employed by the Corporation or any subsidiary, carrying out as a substantial part of their duties any of the functions of the chief executive officer, chief operating officer, chief financial officer, vice-chairman, president, any executive vice-president, treasurer, controller or secretary with respect to a substantial portion of the collective businesses carried on by the Corporation's direct and indirect subsidiaries owning assets or carrying on business in Canada, taken as a whole.

(c) "Corporation's Executive Officers" means the persons carrying out as a substantial part of their duties any of the functions of the chief executive officer, chief operating officer, chief financial officer, vice-chairman and president of the Corporation.

(d) "Senior Officers" means the persons carrying out as a substantial part of their duties any of the functions or duties ordinarily performed by a vice-president.

(CANADIAN FLAG GRAPHIC)
Industry Canada                                       Industrie Canada


CERTIFICATE                                           CERTIFICAT
OF AMENDMENT                                          DE MODIFICATION

CANADA BUSINESS                                       LOI CANADIENNE SUR
CORPORATIONS ACT                                      LES SOCIETES PAR ACTIONS


CAMECO CORPORATION/

CORPORATION CAMECO                                              332981-0


Name of corporation - Denomination de la societe      Corporation number - Numero de la societe

I hereby certify that the articles of the             Je certifie que les statuts de la societe
above-named corporation were amended:                 susmentionnee ont ete modifies:


a)   under section 13 of the Canada             [ ]  a)   en vertu de l'article 13 de la Loi
     Business Corporations Act in accordance              canadienne sur les societes par actions,
     with the attached notice;                            conformement a l'avis ci-joint;

b)   under section 27 of the Canada             [ ]  b)   en vertu de l'article 27 de la Loi canadienne
     Business Corporations Act as set out in              sur les societes par actions, tel qu'il est
     the attached articles of amendment                   indique dans les clauses modificatrices
     designating a series of shares;                      ci-jointes designant une serie d'actions;

c)   under section 179 of the Canada            [X]  c)   en vertu de l'article 179 de la Loi
     Business Corporations Act as set out in              canadienne sur les societes par actions, tel
     the attached articles of amendment;                  qu'il est indique dans les clauses
                                                          modificatrices ci-jointes;

d)   under section 191 of the Canada            [ ]  d)   en vertu de l'article 191 de la Loi
     Business Corporations Act as set out in              canadienne sur les societes par actions, tel
     the attached articles of reorganization;             qu'il est indique dans les clauses de
                                                          reorganisation ci-jointes;

              /s/                                                  MAY 3, 2002 / LE 3 MAI 2002
------------------------------------------------
              Director - Directeur                           Date of Amendment - Date de modification


(CANADA LOGO)

                                                              FORM 4                         FORMULE 4
[CANADIAN FLAG]                                        ARTICLES OF AMENDMENT           CLAUSES MODIFICATRICES
INDUSTRY CANADA       INDUSTRIE CANADA                  (SECTION 27 OR 177)             (ARTICLES 27 OU 177)
CANADA BUSINESS       LOI CANADIENNE SUR LES
CORPORATIONS ACT      SOCIETES PAR ACTIONS

----------------------------------------------------------------------------------------------------------------------------
1 - NAME OF THE CORPORATION -- DENOMINATION SOCIALE DE LA SOCIETE                 2 - CORPORATION No. -- No DE LA SOCIETE

    Cameco Corporation/Corporation Cameco                                                          3329810
-----------------------------------------------------------------------------------------------------------------------------
3 - THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:        LES STATUTS DE LA SOCIETE MENTIONNEE CI-DESSUS
                                                                               SONT MODIFIES DE LA FACON SUIVANTE :

    See schedule annexed hereto as Schedule "A"





















-----------------------------------------------------------------------------------------------------------------------------
DATE                           SIGNATURE                                          4 - CAPACITY OF -- EN QUALITE DE

    May 3, 2002                "Gary M.S. Chad"                                       Senior Vice-President, Law,
                                                                                      Regulatory Affairs & Corporate
                                                                                      Secretary
-----------------------------------------------------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY      PRINTED NAME -- NOM EN LETTRES MOULEES
A L'USAGE DU MINISTERE
SEULEMENT                      Gary M.S. Chad

FILED      May 03, 2002
DEPOSEE    Mai                                                                      [CANADA LOGO]
--------------------------------------------------------------------------------
IC 3069 (2001/11)


                                  SCHEDULE "A"

1. amending section 2.01 of Schedule B - Part II - OWNERSHIP RESTRICTIONS ("Schedule B - Part II") to read as follows:

                  "2.01    The Corporation shall not:

                  (a) issue any form of proxy or recognize any form of proxy in respect of Voting Securities;

                  (b) permit the exercise of voting rights in respect of any Voting Securities; or


                  (c) pay any dividend or make any distribution in respect of any Voting Securities;


                  in respect of any holder or Beneficial Owner of Voting Securities, who, together with the Associates of that Person, is the registered holder or Beneficial Owner of Voting Securities to which are attached more than twenty-five (25%) percent of the votes that may ordinarily be cast to elect directors of the Corporation, in the case of a Resident, or of Voting Securities to which are attached more than fifteen (15%) percent of the votes that may ordinarily be cast to elect directors of the Corporation, in the case of a Non-resident."

2.       amending section 2.02 of Schedule B - Part II to read as follows:

                  "2.02 The Corporation shall not:

                  (a)      accept any subscription for Voting Securities;

                  (b)      issue any Voting Securities; or

                  (c) register or otherwise recognize the transfer of any Voting Securities;

                  if the subscriber, Person to whom Voting Securities are to be issued, transferee or Beneficial Owner of the Voting Securities, as the case may be, together with the Associates of that Person is, or would be, if the subscription, issue or transfer, as the case may be, were permitted, the registered holder or Beneficial Owner of Voting Securities to which are attached more than twenty-five (25%) percent of the votes that may ordinarily be cast to elect directors of the Corporation in the case of a Resident, or of Voting Securities to which are attached more than fifteen (15%) percent of the votes that may ordinarily be cast to elect directors of the Corporation, in the case of a Non-resident."

3.       amending section 2.09 of Schedule B - Part II to read as follows:

                  "2.09 If it appears to the Corporation, whether through declarations filed with it or its books and records or those of its registrar and transfer agent or otherwise, that the number of votes cast in respect of any matter at a meeting of shareholders and attached to Voting Securities held or Beneficially Owned by Non-residents exceeds twenty-five 25% of the total number of votes cast in respect of such matter and attached to all Voting Securities, then the voting rights in respect of such matter attached to Voting Securities held or Beneficially Owned by such Non-residents shall be reduced by multiplying the number of votes attached to the Voting Securities held or Beneficially Owned by such Non-residents by a fraction, the numerator of which is the number of such votes which would have been exercisable if the limitation of twenty-five (25%) percent were not exceeded and the denominator of which is the total number of votes cast in respect of such matter and attached to the Voting Securities held or Beneficially Owned by all Non-residents. The Chairman of any meeting may make rules not inconsistent with these provisions for the implementation of the foregoing, including rules in respect of taking ballots and the counting of votes."


4.       amending section 2.10 of Schedule B - Part II to read as follows:

                  "2.10 If the Corporation has reason to believe, whether through declarations filed with it or its books and records or those of its registrar and transfer agent or otherwise, that the holdings or Beneficial Ownership of Voting Securities by any one Resident together with his Associates or that the holdings or Beneficial Ownership of Voting Securities by any one Non-resident together with his Associates (in either case, referred to as a "Contravening Shareholder") exceeds or would exceed if any particular transfer, issue or request for registration were effected, twenty-five (25%) percent or fifteen (15%) percent respectively, of the votes attached to all Voting Securities, then the Corporation shall give the Contravening Shareholder, and his Associates, if applicable, notice in writing to the registered address of such Persons or the address in respect of which registration is requested of the Corporation's determination, which notice shall specify a date 30 days after the date of the notice by which day the Contravening Shareholder shall have sold or otherwise disposed of sufficient of his Voting Securities or his Associates shall have sold or disposed of sufficient of their Voting Securities such that the holding or Beneficial Ownership does not exceed twenty-five (25%) percent or fifteen (15%) percent, as the case may be. If a Contravening Shareholder or his Associates sell or otherwise dispose of Voting Securities during such 30 day period, the Contravening Shareholder shall forthwith advise the Corporation in writing of the Voting Securities disposed of or sold. If a Contravening Shareholder or his Associates fail to sell or dispose of such

                  Voting Securities or fail to so advise the Corporation, the Contravening Shareholder and the Associates thereof shall be deemed to be struck from the register of securities for all purposes except the transferring of excess Voting Securities, shall not be entitled to and shall forfeit dividends or other distributions to shareholders, shall not be entitled to vote or to receive forms of proxy or exercise proxy rights and shall not be entitled to receive any communications from the Corporation to its shareholders or to exercise or receive any other rights or privileges as a shareholder until such Voting Securities have been sold or disposed of and the Corporation has been so advised."

5.       amending section 2.12 of Schedule B - Part II to read as follows:

                  "2.12   If, as a result in whole or in part of the operation
                  of Sections 2.09 and 2.10, any Resident who held or Beneficially Owned twenty-five (25%) percent or less of the total votes attached to Voting Securities and any Non-resident who held or Beneficially Owned fifteen (15%) percent or less of the total votes attached to Voting Securities, becomes entitled to more than twenty-five (25%) percent or fifteen (15%) percent, as the case may be, of the votes attached to Voting Securities eligible to be exercised at a meeting of shareholders of the Corporation, such Resident or Non-resident shall not, for that reason only, be deemed to be a Contravening Shareholder, but the voting rights exercisable in respect of Voting Securities held or Beneficially Owned by such Resident or Non-resident shall be reduced by multiplying the number or votes attached to the Voting Securities held or Beneficially Owned by such shareholder by a fraction the numerator of which is the number of votes attached to Voting Securities remaining after the application of Sections 2.09 and 2.10 and the denominator of which is the total number of votes attached to Voting Securities, without regard to the application of such Sections."

[CANADIAN FLAG]        Industry Canada      Industrie Canada






Certificate                             Certificat
of Amalgamation                         de fusion

Canada Business                         Loi canadienne sur
Corporations Act                        les societes par actions


CAMECO CORPORATION/
CORPORATION CAMECO                                   332981-0

--------------------------------        ----------------------------------
Name of corporation-Denomination        Corporation number-Numero
de la societe                           de la societe


I hereby certify that the               Je certifie que la societe susmentionnee
above-named corporation resulted        est issue d'une fusion, en vertu de
from an amalgamation, under             l'article 185 de la Loi canadienne sur
section 185 of the Canada Business      les societes par actions, des
Corporations Act, of the                societes dont les denominations
corporations set out in the attached    apparaissent dans les statuts de fusion
articles of amalgamation.               ci-joints.

/s/
Director -  Directeur                   January 1, 1997/le 1 Janvier 1997
                                        Date of Amalgamation - Date de fusion



[CANADA LOGO]

                                                                          FORM 9
                                                        ARTICLES OF AMALGAMATION
                                                                   (SECTION 185)
                                                CANADA BUSINESS CORPORATIONS ACT

--------------------------------------------------------------------------------
1.       NAME OF AMALGAMATED CORPORATION:

         CAMECO CORPORATION/CORPORATION CAMECO

--------------------------------------------------------------------------------
2.       THE PLACE IN CANADA WHERE THE REGISTERED OFFICE IS TO BE SITUATED:

         City of Saskatoon, in the Province of Saskatchewan

--------------------------------------------------------------------------------
3.       THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS
         AUTHORIZED TO ISSUE:

         The annexed Schedule A is incorporated in this form
--------------------------------------------------------------------------------
4.       RESTRICTIONS, IF ANY, ON SHARE TRANSFERS:

         None
--------------------------------------------------------------------------------
5.       NUMBER (OR MINIMUM OR MAXIMUM NUMBER) OF DIRECTORS:

         Not less than three (3) directors and not more than fifteen (15)
         directors, the number of which shall be determined by resolution of the Board of Directors of the Corporation from time to time.
--------------------------------------------------------------------------------
6.       RESTRICTIONS, IF ANY, ON BUSINESS THE CORPORATION MAY CARRY ON:

         None
--------------------------------------------------------------------------------
7.       OTHER PROVISIONS, IF ANY:

         The annexed Schedules B and C are incorporated in this form.
--------------------------------------------------------------------------------
8.       THE AMALGAMATION HAS BEEN APPROVED PURSUANT TO THAT SECTION OR
         SUBSECTION OF THE ACT WHICH IS INDICATED AS FOLLOWS: SECTION 184(1)
-----------------------------------------------------------------------------------------------
9.       NAME OF THE      CORPORATION      SIGNATURE            DATE            TITLE
         AMALGAMATING     NO.
         CORPORATIONS
-----------------------------------------------------------------------------------------------
         CAMECO
         CORPORATION/                      "Gary M.S. Chad"
         CORPORATION      298604-3         Gary M.S. Chad       13 Dec 1996     General Counsel
         CAMECO                                                                 & Corporate
                                                                                Secretary
-----------------------------------------------------------------------------------------------
         CAMECO
         RESOURCES                         "Gary M.S. Chad"
         LTD.             228145-7         Gary M.S. Chad       13 Dec 1996     General Counsel
                                                                                & Corporate
                                                                                Secretary
-----------------------------------------------------------------------------------------------
332981-0                                                                        Dec 20 1996

                               CAMECO CORPORATION

                               CORPORATION CAMECO

                                    SCHEDULE A



The Corporation is authorized to issue:

         (i) an unlimited number of First Preferred Shares issuable in one or more series;

         (ii) an unlimited number of Second Preferred Shares issuable in one or more series;

         (iii)    an unlimited number of Common Shares; and

         (iv)     one Class B Share.


                             First Preferred Shares

         The rights, privileges, restrictions, and conditions attaching to the First Preferred Shares, as a class, are as follows:

         1. The First Preferred Shares may be issued from time to time in one or more series, each series to consist of such number of shares with such designation, rights, privileges, restrictions and conditions attached thereto as may be determined by the Board of Directors of the Corporation.

         2. The First Preferred Shares of each series shall rank on a parity with the First Preferred Shares of every other series with respect to payment of dividends and with respect to the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

         3. The First Preferred Shares shall rank in priority to the Second Preferred Shares, the Common Shares, the Class B Share and any class of shares ranking junior to the First Preferred Shares with respect to payment of dividends and with respect to the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

         4. The class provisions attaching to the First Preferred Shares may be amended with the prior approval of the holders of the First Preferred Shares as a class given in writing by all the holders of the First Preferred Shares outstanding or by at least two-thirds of the votes cast at a meeting or adjourned meeting of the holders of such shares called for that purpose and at which a quorum is present.

                             Second Preferred Shares

         The rights, privileges, restrictions and conditions attaching to the Second Preferred Shares, as a class, are as follows:

         1. The Second Preferred Shares may be issued from time to time in one or more series, each series to consist of such number of shares with such designation, rights, privileges, restrictions and conditions attached thereto as may be determined by the Board of Directors of the Corporation.

         2. The Second Preferred Shares of each series shall rank on a parity with the Second Preferred Shares of every other series with respect to payment of dividends and with respect to the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

         3. The Second Preferred Shares shall rank in priority to the Common Shares, the Class B Share and any class of shares ranking junior to the Second Preferred Shares with respect to payment of dividends and with respect to the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

         4. The class provisions attaching to the Second Preferred Shares may be amended with the prior approval of the holders of the Second Preferred Shares as a class given in writing by all the holders of the Second Preferred Shares outstanding or by at least two-thirds of the votes cast at a meeting or adjourned meeting of the holders of such shares called for that purpose and at which a quorum is present.

                                  Common Shares

      The rights, privileges, restrictions and conditions attaching to the Common Shares, as a class, are as follows:

         1. The holders of the Common Shares shall have the right to one vote per Common Share at any meeting of shareholders of the Corporation other than at meetings of the holders of the First Preferred Shares, the Second Preferred Shares or the Class B Share as a class or at meetings of the holders of one or more series of the First Preferred Shares or Second Preferred Shares.

         2. Subject to any prior rights of the holders of each series of the First Preferred Shares or the Second Preferred Shares as to dividends, the holders of the Common Shares shall have the right to receive any dividends declared by the Corporation on the Common Shares.

         3. Subject to any prior rights of the holders of each series of the First Preferred Shares, Second Preferred Shares or any class of shares ranking senior to the Common Shares, the holders of the Common Shares shall have the right to receive the remaining assets of the Corporation in the event of liquidation, dissolution, or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

         4. The holders of Common Shares shall not be entitled to vote separately as a class upon any proposal to amend the Articles of the Corporation to:

                  a) increase or decrease any maximum number of authorized shares of Common Shares, or increase any maximum number of authorized shares of a class having rights or privileges equal or superior to the Common Shares; or

                  b)    create a new class of shares equal to the Common Shares.


                                  Class B Share

         The rights, privileges, restrictions and conditions attaching to the Class B Share, as a class, are as follows:

         1. The holder of the Class B Share shall be entitled to receive notice of and attend all meetings of the shareholders of the

         Corporation including meetings of any class or series thereof but shall not have the right to vote at any such meeting other than a meeting of the holder of the Class B Share as a class. In accordance with the provisions of the Eldorado Nuclear Limited Reorganization and Divestiture Act, the holder of the Class B Share shall not have the right to vote separately as a class in respect of any matter except as provided in paragraph 2.

2. The holder of the Class B Share shall have the right to vote separately as a class in respect of:

         a) any proposal to amend Part I of Schedule B of the Articles of the Corporation or to change the location of the registered office or Head Office Operations of the Corporation to a place not in the Province of Saskatchewan;

         b) a proposal for amalgamation where the amalgamation agreement contains a provision whereby the registered office or the Head Office Operations of the amalgamated corporation would be located in a place not in the Province of Saskatchewan or a provision that would, if contained in a proposal to amend the Articles of the Corporation, entitle the holder of the Class B Share to vote separately as a class pursuant to paragraph (c);

         c) a proposal for amending the Articles of the Corporation so as to:

                  (i) increase or decrease the maximum number of authorized Class B Shares;

                  (ii) effect an exchange, reclassification or cancellation of the Class B Share;

                  (iii) add, change or remove any of the rights, privileges, restrictions or conditions attached to the Class B Share; or

                  (iv) effect an exchange or create a right of exchange of all or part of the shares of another class into Class B Shares; and

         d) any other proposal in respect of which shareholder approval is sought where the proposal affects the location of the registered office or Head Office Operations of the Corporation or affects the right of the holder of the Class B Share to vote separately as a class in respect of the transfer of the location of the registered office or the Head

                  Office Operations of the Corporation to a place not in the Province of Saskatchewan.

3. The Corporation shall provide from time to time to the holder of the Class B Share such information as such holder may request for the purpose of determining whether the provisions of Part I of Schedule B to the Articles are being complied with.

4. The holder of the Class B Share shall not have the right to receive any dividends declared by the Corporation.

5. Subject to any prior rights of the holders of each series of the First Preferred Shares or Second Preferred Shares, the holder of the Class B Share shall have the right to receive, to the extent of the stated capital of the Class B Share, and on a parity with the Common Shares, the remaining assets of the Corporation in the event of liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

                               CAMECO CORPORATION

                               CORPORATION CAMECO



                                    SCHEDULE B

                                      PART I

                                   HEAD OFFICE


                                    SECTION I
                                 INTERPRETATION

1.01 For the purposes of Part I of Schedule B to these Articles and Schedule A to these Articles, the following terms have the following meanings:

   (a)   "Head Office Operations" means:

         (i) all or substantially all of the collective executive, corporate planning, senior administrative and general management functions of the Corporation and those of its subsidiaries owning assets or carrying on business in Canada, taken as a whole; and

         (ii) the office or offices at which persons carrying out the functions of the chairman of the board, chief executive officer, chief operating officer, chief financial officer, vice-chairman and the president of the Corporation and all or substantially all other Executive Officers, Senior Officers and other persons carrying out the functions referred to in paragraph (i), are located.

   (b)   "Executive Officers" means:

         (i)      the Corporation's Executive Officers; and

         (ii) (if a substantial portion of the Corporation's assets represents an investment in subsidiaries and a substantial portion of the functions performed by the Corporation's Executive Officers relates merely to the management of such investment and not to the active businesses carried on by the Corporation's direct or indirect subsidiaries owning assets or carrying on business in Canada) the persons, whether employed by the Corporation or any subsidiary, carrying out as a substantial part of their duties any of the functions of the chairman of the board, chief executive officer, chief operating officer, chief financial officer, vice-chairman, president, any executive vice-president, treasurer, controller or secretary with respect to a substantial portion of the collective businesses carried on by the Corporation's direct and indirect subsidiaries owning assets or carrying on business in Canada, taken as a whole.

(c) "Corporation's Executive Officers" means the persons carrying out as a substantial part of their duties any of the functions of the chairman of the board, chief executive officer, chief operating officer, chief financial officer, vice-chairman and president of the Corporation.

(d) "Senior Officers" means the persons carrying out as a substantial part of their duties any of the functions or duties ordinarily performed by a vice president.


                                    SECTION 2

                          LOCATION OF REGISTERED OFFICE
                           AND HEAD OFFICE OPERATIONS

2.01 The registered office of the Corporation and the Head Office Operations shall at all times be within the Province of Saskatchewan.


                                    SECTION 3

                             RESIDENCE OF EXECUTIVE
                          OFFICERS AND SENIOR OFFICERS

3.01 All of the Executive Officers and substantially all of the Senior Officers of the Corporation performing any of the functions referred to in paragraph
(a)(i) of Section 1.01 hereof shall at all times be ordinarily resident in the Province of Saskatchewan.


                                    SECTION 4

                     PLACE OF ANNUAL SHAREHOLDER'S MEETINGS

4.01 All annual meetings of shareholders of the Corporation shall be held at a place within the Province of Saskatchewan.

                                   SCHEDULE B
                                     PART II
                             OWNERSHIP RESTRICTIONS


                                    SECTION 1
                                 INTERPRETATION


1.01 For the purposes of Parts II, III and IV of Schedule B to the Articles of the Corporation, the following terms shall have the following meanings:

"Act" means the Eldorado Nuclear Limited Reorganization and Divestiture Act.

"Articles" means the articles of amalgamation of the Corporation filed June 1, 1990 and any other subsequent restated articles of incorporation, articles of amendment, articles of amalgamation, articles of reorganization, articles of arrangement, articles of dissolution or articles of revival relating to the Corporation and includes any amendments thereto.

"Associate" - a Person is an associate of another Person if:

(a)      one is a corporation of which the other is an officer or director;

(b) one is a corporation that is controlled by the other or by a group of persons of which the other is a member;

(c)      one is a partnership of which the other is a partner;

(d)      one is a trust of which the other is a trustee;

(e)      both are corporations controlled by the same person;

(f) both are members of a voting trust or parties to an arrangement that relates to Voting Securities of the Corporation;

(g) both are at the same time associates, within the meaning of any of paragraphs (a) to (f), of the same Person:

provided that:

         (i) where a Person who is a Resident and who, but for this paragraph, would be an associate of a Non-resident submits to the Corporation a statutory declaration stating that no Voting Securities held by him or to be held by him are or will be, to his knowledge, held in the right of or for the use or benefit of, himself or in the right of, for the use or benefit of, or under the control of, any Non-resident of whom, but for this paragraph, he would be an associate, that Person and that Non-resident are not associates so long as any such securities held by the Person who made the declaration are not held contrary to the statements made in the declaration;

         (ii) two corporations are not associates by virtue of paragraph (g) by reason only that under paragraph (a) each is an associate of the same individual;

         (iii) where it appears to the Corporation that a Person holds, Beneficially Owns or controls, otherwise than by way of security only, Voting Securities to which are attached not more than the lesser of four one-hundredths of one percent of the votes that may ordinarily be cast to elect directors of the Corporation and ten thousand such votes, that Person is not an associate of any other Person and no other Person is an associate of that Person.

"Beneficial Ownership" includes ownership through a trustee, legal representative, agent or other intermediary; and the terms "Beneficially Owned", "Beneficially Owns" and "Beneficial Owner" have a corresponding meaning.

"Contravening Shareholder" shall have the meaning set out in Section 2.10.

"Controlled" - a corporation is controlled by a Person if it is controlled in any manner that results in control in fact, whether directly through the ownership of securities or indirectly through a trust, an agreement, the ownership of any body corporate or otherwise.

"corporation" includes a body corporate, partnership or other unincorporated organization.

"Corporation" means CAMECO CORPORATION, CORPORATION CAMECO.

"Non-resident" means:

(a) an individual, other than a Canadian citizen, who is not ordinarily resident in Canada;

(b)      a corporation incorporated, formed or otherwise organized outside
         Canada;

(c)      a foreign government or an agency thereof;

(d) a corporation that is controlled directly or indirectly by non-residents as defined in any of paragraphs (a) to (c);

(e)      a trust

         (i)      established by a Non-resident as defined in any of paragraphs
                  (b) to (d), other than a trust for the administration of a pension fund for the benefit of individuals a majority of whom are Residents; or

         (ii)     in which Non-residents as defined in any of paragraphs (a) to
                  (d) have more than Fifty (50%) percent of the beneficial interest; or

(f)      a corporation that is controlled by a trust described in paragraph (e).

"Person" includes an individual, corporation, government or agency thereof, trustee, executor, administrator or other legal representative.

"Resident" means an individual, corporation, government or agency thereof or trust that is not a Non-resident.

"Voting Securities" means shares or other securities of the Corporation carrying full voting rights in all circumstances or under some circumstances that have occurred and are continuing and includes:

(a)      a security currently convertible into such a share or other security;
         and

(b) currently exercisable options and rights to acquire such a share or other security or such a convertible share or other security.

                                    SECTION 2
                             OWNERSHIP RESTRICTIONS


2.01     The Corporation shall not:

(a) issue any form of proxy or recognize any form of proxy in respect of Voting Securities;

(b)          permit the exercise of voting rights in respect of any Voting
             Securities; or

(c)          pay any dividend or make any distribution in respect of any Voting
             Securities;

in respect of any holder or Beneficial Owner of Voting Securities who, together with the Associates of that Person, is the registered holder or Beneficial Owner of Voting Securities to which are attached more than twenty-five (25%) percent of the votes that may ordinarily be cast to elect directors of the Corporation, in the case of a Resident, or of Voting Securities to which are attached more than five (5%) percent of the votes that may ordinarily be cast to elect directors of the Corporation, in the case of a Non-resident.

2.02    The Corporation shall not;

(a)       accept any subscription for Voting Securities;

(b)       issue any Voting Securities; or

(c)       register or otherwise recognize the transfer of any Voting Securities;

if the subscriber, Person to whom Voting Securities are to be issued, transferee or Beneficial Owner of the Voting Securities, as the case may be, together with the Associates of that Person is, or would be, if the subscription, issue or transfer, as the case may be, were permitted, the registered holder or Beneficial Owner of Voting Securities to which are attached more than twenty-five (25%) percent of the votes that may ordinarily be cast to elect directors of the Corporation in the case of a Resident, or of Voting Securities to which are attached more than five (5%) percent of the votes that may ordinarily be cast to elect directors of the Corporation, in the case of a Non-resident.

2.03    Sections 2.01 and 2.02 do not apply:

(a) to Voting Securities to the extent they are held by way of security only and such holding by way of security only is evidenced in each case by a declaration in form satisfactory to the Corporation filed by the holder or holders thereof;

(b) to Voting Securities issued as part of the consideration for any transaction referred to in paragraphs (a) and (b) of Subsection 5(4) of the Act unless the Voting Securities cease to be held by or for the benefit of the original holder thereof or any affiliate of the original holder; and

(c)      to Voting Securities held:

         (i) by one or more underwriters solely for the purpose of distributing the Voting Securities to the public; or

         (ii) by any Person who provides centralized facilities for the clearing of trades in securities and is acting in relation to trades in Voting Securities solely as an intermediary in the payment of funds or the delivery of the securities, or both.

2.04 Where a security of the Corporation is held or Beneficially Owned jointly and one or more of the joint holders or Beneficial Owners is a Non-resident, the security shall be deemed to be held or Beneficially Owned by a Non-resident.

2.05     At the request of the Corporation, each Person:

(a)      who is or proposes to be a registered holder of Voting Securities;

(b) who is or proposes to be or is believed by the Corporation to be a Beneficial Owner of Voting Securities;

(c)      who subscribes for Voting Securities;

(d)      who requests a transfer of Voting Securities;

(e)      who requests a change in the registration of Voting Securities; or

(f)      who elects to convert or exchange any securities for Voting Securities;

shall file with the Corporation and/or its registrar and transfer agent a declaration (the "Shareholder's Declaration") in a form prescribed from time to time by the Corporation containing such information as may be prescribed, including but not limited to the name and address of the Person, the names and addresses of that Person's Associates, whether the Person and such Associates are Residents or Non-residents, the number and designation of securities of the Corporation which are held or to be held or are

Beneficially Owned or to be Beneficially Owned by such Person and by such Person's Associates and whether any of such securities are held by way of security only. The Corporation may request a Shareholder's Declaration at any time and from time to time and, without restricting the generality of the foregoing, may request such declaration prior to any meeting of shareholders of the Corporation or as part of any form of proxy to be submitted in respect of any meeting of shareholders. The Corporation may require that any Shareholder's Declaration be given under oath. Provided that the Corporation is acting reasonably and in good faith in so doing, the Corporation shall be entitled to rely and to act in reliance on any Shareholder's Declaration and the information contained therein.

2.06 Where it appears to the Corporation that a subscriber for or a transferee of Voting Securities of the Corporation would, on acquiring the Voting Securities, hold, Beneficially Own or control Voting Securities to which are attached not more than the lesser of four one-hundredths of one percent of the votes that may ordinarily be cast to elect directors of the Corporation and ten thousand such votes, the directors are entitled to assume:

    (a) that the subscriber or transferee is not and will not be an Associate of anyone else; and

    (b) unless the address to be recorded in the register for the subscriber or transferee is a place outside Canada, that the Voting Securities will not be held, Beneficially Owned or controlled in contravention of the Articles of the Corporation;

and, without limiting the discretion of the Corporation to request a Shareholder's Declaration at any time, the Corporation may exempt any such subscriber or transferee from filing a Shareholder's Declaration.

2.07 Any Person who is or proposes to be a registered holder of Voting Securities shall be obliged to disclose to the Corporation, at the Corporation's request, the name and address of the Beneficial Owner of such Voting Securities and shall cooperate with the Corporation in obtaining a Shareholder's Declaration from and in respect of each such Beneficial Owner.

2.08 If any Person fails or refuses to file a Shareholder's Declaration or fails to provide the information and cooperation required by Section 2.07, the Corporation or its registrar and transfer agent shall give 21 days' notice in writing to such Person at the registered address of such Person or the address in respect of which registration is requested of such Person's obligation to do so. If a duly completed and executed Shareholder's Declaration shall not have been filed by the expiry of the 21 day notice period, then the Person who is the registered holder or has requested registration shall be dealt with in the manner set out in Section 2.10 as if such Person was the registered holder or Beneficial Owner of Voting Securities to which are attached more than the maximum percentage of votes permitted by Section 2.02.

2.09 If it appears to the Corporation, whether through declarations filed with it or its books and records or those of its registrar and transfer agent or otherwise, that the number of votes cast in respect of any matter at a meeting of shareholders and attached to Voting Securities held or Beneficially Owned by Non-residents exceeds 20% of the total number of votes cast in respect of such matter and attached to all Voting Securities, then the voting rights in respect of such matter attached to Voting Securities held or Beneficially Owned by such Non-residents shall be reduced by multiplying the number of votes attached to the Voting Securities held or Beneficially Owned by such Non-residents by a fraction, the numerator of which is the number of such votes which would have been exercisable if the limitation of twenty (20%) percent were not exceeded and the denominator of which is the total number of votes cast in respect of such matter and attached to the Voting Securities held or Beneficially Owned by all Non-residents. The Chairman of any meeting may make rules not inconsistent with these provisions for the implementation of the foregoing, including rules in respect of taking ballots and the counting of votes.

2.10 If the Corporation has reason to believe, whether through declarations filed with it or its books and records or those of its registrar and transfer agent or otherwise, that the holdings or Beneficial Ownership of Voting Securities by any one Resident together with his Associates or that the holdings or Beneficial Ownership of Voting Securities by any one Non-resident together with his Associates (in either case, referred to as a "Contravening Shareholder") exceeds or would exceed if any particular transfer, issue or request for registration were effected, twenty-five (25%) percent or five (5%) percent respectively, of the votes attached to all Voting Securities, then the Corporation shall give the Contravening Shareholder, and his Associates, if applicable, notice in writing to the registered address of such Persons or the address in respect of which registration is requested of the Corporation's determination, which notice shall specify a date 30 days after the date of the notice by which day the Contravening Shareholder shall have sold or otherwise disposed of sufficient of his Voting Securities or his Associates shall have sold or disposed of sufficient of their Voting Securities such that the holding or Beneficial Ownership does not exceed twenty-five (25%) percent or five (5%) percent, as the case may be. If a Contravening Shareholder or his Associates sell or otherwise dispose of Voting Securities during such 30 day period, the Contravening Shareholder shall forthwith advise the Corporation in writing of the Voting Securities disposed of or sold. If a Contravening Shareholder or his Associates fail to sell or dispose of such Voting Securities or fail to so advise the Corporation, the Contravening Shareholder and the Associates thereof shall be deemed to be struck from the register of securities for all purposes except the transferring of excess

Voting Securities, shall not be entitled to and shall forfeit dividends or other distributions to shareholders, shall not be entitled to vote or to receive forms of proxy or exercise proxy rights and shall not be entitled to receive any communications from the Corporation to its shareholders or to exercise or receive any other rights or privileges as a shareholder until such Voting Securities have been sold or disposed of and the Corporation has been so advised.

2.11 The Board of Directors of the Corporation shall be entitled to conclude that any Persons are parties to an agreement or arrangement, a purpose of which, in its opinion, is to require the Persons to act in concert with respect to their interests in the Corporation and are, accordingly, Associates.

2.12 If, as a result in whole or in part of the operation of Sections 2.09 and 2.10, any Resident who held or Beneficially Owned twenty-five (25%) percent or less of the total votes attached to Voting Securities and any Non-resident who held or Beneficially Owned five (5%) percent or less of the total votes attached to Voting Securities, becomes entitled to more than twenty-five (25%) percent or five (5%) percent, as the case may be, of the votes attached to Voting Securities eligible to be exercised at a meeting of shareholders of the Corporation, such Resident or Non-resident shall not, for that reason only, be deemed to be a Contravening Shareholder, but the voting rights exercisable in respect of Voting Securities held or Beneficially Owned by such Resident or Non-resident shall be reduced by multiplying the number of votes attached to the Voting Securities held or Beneficially Owned by such shareholder by a fraction the numerator of which is the number of votes attached to Voting Securities remaining after the application of Sections 2.09 and 2.10 and the denominator of which is the total number of votes attached to Voting Securities, without regard to the application of such Sections.

                                   SCHEDULE B

                                    PART III

                         ISSUANCE OF RESTRICTED SHARES


                                   SECTION 1
                                INTERPRETATION


1.01 For the purposes of Part III of Schedule B to these Articles, the following term has the following meaning:

"Restricted Share" means a share of the Corporation that carries a residual right to participate to an unlimited degree in the earnings of the Corporation and in its assets on liquidation or winding-up and includes any such share:

   (a) that carries a right to vote subject to a limit or restriction on the number or percentage of shares that may be voted by a Person or group of Persons; or

   (b) that is part of a class or series of shares in respect of which the allocation of voting rights does not reasonably relate to the equity interest in the Corporation of the class or series, having regard to the voting rights and equity interests in the Corporation pertaining to each class and series of shares of the Corporation;

but does not include any such shares:

   (c) to which are attached voting rights exercisable in all circumstances, irrespective of the number of shares owned by the holder of the share, which voting rights are not less, on a per share basis, than the voting rights attached to any other shares of an outstanding class of shares of the Corporation; or

   (d) by reason only that it is subject to any restriction imposed pursuant to the Act, pursuant to the provisions of the Articles included in compliance with the Act or pursuant to section 174 of the Canada Business Corporations Act (as amended or replaced from time to time) or the regulations made under that section.

                                    SECTION 2
                         ISSUANCE OF RESTRICTED SHARES

2.01     The Corporation shall not create or issue any Restricted Shares.

                                   SCHEDULE B

                                     PART IV


                           RESTRICTIONS ON CONTINUANCE
                            AND AMENDMENT TO ARTICLES


1.01     The Corporation and its shareholders and directors shall not:

(a)      apply for continuance of the Corporation in another jurisdiction; or

(b) make any Articles or by-laws that contain, or amend its Articles or by-laws to contain, provisions that are inconsistent with the provisions included in these Articles in compliance with Section 5 of the Act.

                               CAMECO CORPORATION

                               CORPORATION CAMECO

                                   SCHEDULE C

                      BORROWING POWERS AND GIVING SECURITY


         Without limiting the borrowing powers of the Corporation as set forth in the Canada Business Corporations Act, the board of directors of the Corporation may, without authorization of the shareholders:

   (a)   borrow money upon the credit of the Corporation;

   (b) issue, reissue, sell or pledge debt obligations (as defined in the Canada Business Corporations Act) of the Corporation;

   (c) subject to the provisions of the Canada Business Corporations Act, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

   (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

CANADA
PROVINCE OF SASKATCHEWAN
TO WIT:

         IN THE MATTER OF THE CANADA BUSINESS CORPORATIONS ACT AND IN THE MATTER OF THE AMALGAMATION OF CAMECO CORPORATION/CORPORATION CAMECO AND
         CAMECO RESOURCES LTD. (the "Corporation")


                              STATUTORY DECLARATION

         I, Thomas J. Gorman, of the City of Saskatoon, in the Province of Saskatchewan, MAKE OATH AND SAY THAT:

1. I am the Vice-President Finance and Chief Financial Officer of the Corporation and as such have personal knowledge of the matters and facts hereinafter deposed to save where otherwise stated.

2.       The Corporation is a wholly owned subsidiary of CAMECO
CORPORATION/CORPORATION CAMECO and the two corporations are desirous of amalgamating and continuing as one corporation, pursuant to the provisions of Sections 184(1) of the Canada Business Corporations Act, effective at 12:01 a.m., on the 1st day of January, A.D. 1997.

3.       have satisfied myself that:

         a) The Corporation is able to pay its liabilities as they become due.

         b) The amalgamated corporation resulting from the amalgamation of the Corporation and CAMECO CORPORATION/CORPORATION CAMECO will be able to pay its liabilities as they become due.

         c) The realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes of shares of the amalgamated corporation.


4. Upon review of the assets and liabilities of the amalgamating corporations, there are reasonable grounds for believing, and I do believe, that no creditor will be prejudiced by the amalgamation.


DECLARED before me at the City of

Saskatoon, in the Province of

Saskatchewan, this 13th day of                          "Thomas J. Gorman"
                                                --------------------------------
December, A.D. 1996.                          ) THOMAS J. GORMAN
                                              )

/s/ Caroline Gorsalitz
------------------------------
A Notary Public in and
for the Province of Saskatchewan.
Being a Solicitor

CANADA
PROVINCE OF SASKATCHEWAN
TO WIT:

         IN THE MATTER OF THE CANADA BUSINESS CORPORATIONS ACT AND IN THE MATTER OF THE AMALGAMATION OF CAMECO CORPORATION/CORPORATION CAMECO (the "Corporation") AND CAMECO RESOURCES LTD.

                              STATUTORY DECLARATION

         I, Thomas J. Gorman, of the City of Saskatoon, in the Province of Saskatchewan, MAKE OATH AND SAY THAT:

1. I am the Vice-President Finance and Chief Financial Officer of the Corporation, and as such have personal knowledge of the matters and facts hereinafter deposed to save where otherwise stated.

2. CAMECO RESOURCES LTD. is a wholly owned subsidiary of the Corporation and the two corporations are desirous of amalgamating and continuing as one corporation, pursuant to the provisions of Sections 184(1) of the Canada Business Corporations Act, effective at 12:01 a.m., on the 1st day of January, A.D. 1997.

3        have satisfied myself that:

         a) The Corporation is able to pay its liabilities as they become due.

         b) The amalgamated corporation resulting from the amalgamation of the Corporation and CAMECO RESOURCES LTD. will be able to pay its liabilities as they become due.

         c) The realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes of shares of the amalgamated corporation.

4. Upon review of the assets and liabilities of the amalgamating corporations, there are reasonable grounds for believing, and I do believe, that no creditor will be prejudiced by the amalgamation.

DECLARED before me at the City of          )
                                           )
Saskatoon, in the Province of              )
                                           )     "Thomas J. Gorman"
Saskatchewan, this 13th day of             -----------------------------------
                                           )  THOMAS J. GORMAN
December, A.D. 1996.                       )


/s/ Caroline Gorsalitz
------------------------------
A Notary Public in and
for the Province of Saskatchewan.
Being a Solicitor

                                                                          FORM 3
                                                     NOTICE OF REGISTERED OFFICE
                                                                    (SECTION 19)
                                                CANADA BUSINESS CORPORATIONS ACT

--------------------------------------------------------------------------------
1.       NAME OF CORPORATION:                                2.  CORPORATION NO.

         CAMECO CORPORATION/CORPORATION CAMECO

--------------------------------------------------------------------------------
3.       PLACE IN CANADA WHERE THE REGISTERED OFFICE IS SITUATED:

         City of Saskatoon, in the Province of Saskatchewan
--------------------------------------------------------------------------------
4.       ADDRESS OF REGISTERED OFFICE:

         2121 - 11th Street W
         Saskatoon SK S7M 1J3
--------------------------------------------------------------------------------
5.       EFFECTIVE DATE OF CHANGE

         Immediately upon the amalgamation of CAMECO CORPORATION/CORPORATION CAMECO and CAMECO RESOURCES LTD. becoming effective pursuant to the Canada Business Corporations Act.
--------------------------------------------------------------------------------
6.       PREVIOUS ADDRESS OF REGISTERED OFFICE

         N/A


                                                                [RECEIVED STAMP]

--------------------------------------------------------------------------------
DATE                         SIGNATURE                    TITLE

13th December 1996           "Gary M.S. Chad"             General Counsel and
                              Gary M.S. Chad              Corporate Secretary
--------------------------------------------------------------------------------

                                                                                       FORM 6
                                                                          NOTICE OF DIRECTORS
                                                                       (SECTIONS 106 and 113)
                                                             CANADA BUSINESS CORPORATIONS ACT
_____________________________________________________________________________________________
                                                                           2. CORPORATION No.
         NAME OF THE CORPORATION:

         CAMECO CORPORATION/CORPORATION CAMECO
_____________________________________________________________________________________________
3.       THE FOLLOWING PERSONS BECAME DIRECTORS OF THIS CORPORATION:

NAME                EFFECTIVE      RESIDENTIAL                        OCCUPATION     RESIDENT
                    DATE           ADDRESS                                           CANADIAN
--------------------------------   -------------------------------    -----------------------

N/A

--------------------------------------------------------------------------
4.       THE FOLLOWING PERSONS CEASED TO BE DIRECTORS OF THIS CORPORATION:

NAME                EFFECTIVE      RESIDENTIAL                        OCCUPATION     RESIDENT
                    DATE           ADDRESS                                           CANADIAN
--------------------------------   -------------------------------    -----------------------

N/A

---------------------------------------------------------------------------------------------
5.       THE DIRECTORS OF THIS CORPORATION NOW ARE:

---------------------------------------------------------------------------------------------
NAME                EFFECTIVE      RESIDENTIAL                        OCCUPATION     RESIDENT
                    DATE           ADDRESS                                           CANADIAN

---------------------------------------------------------------------------------------------
Richard B. Baltzan  Upon           312 Saskatchewan Crescent W.       Physician      Canadian
                    Amalgamation   Saskatoon, SK S7M 0A4

---------------------------------------------------------------------------------------------
Allan E. Blakeney   Upon           1752 Prince of Wales Ave.          Retired        Canadian
                    Amalgamation   Saskatoon, SK S7K 3E5

---------------------------------------------------------------------------------------------
Harry D. Cook       Upon           Bell's Point, Parcel "A"           Executive      Canadian
                    Amalgamation   Lac La Ronge, SK S0J 1L0

---------------------------------------------------------------------------------------------
James R. Curtiss    Upon           3610 Elton Farm Road               Lawyer         American
                    Amalgamation   Brookville, Maryland 20833

---------------------------------------------------------------------------------------------
George Dembroski    Upon           128 Stratford Cres.                Executive      Canadian
                    Amalgamation   Toronto, ON M4N 1C8

---------------------------------------------------------------------------------------------
Justus Dornier      Upon           Goldhaldenstrasse 16, CH-8702      Executive      Swiss
                    Amalgamation   Zollikon, Switzerland

---------------------------------------------------------------------------------------------
Nancy E. Hopkins    Upon           922 University Drive               Lawyer         Canadian
                    Amalgamation   Saskatoon, SK S7N 0KI

---------------------------------------------------------------------------------------------
John R. McCaig      Upon           5909 Elbow Drive S.W.              Executive      Canadian
                    Amalgamation   Calgary, AB T2V lH7

---------------------------------------------------------------------------------------------
Bernard M. Michel   Upon           920 Saskatchewan Crescent E.       Executive      Canadian
                    Amalgamation   Saskatoon, SK S7N 0L5

---------------------------------------------------------------------------------------------
Robert W. Peterson  Upon           3334 Queen Street                  Executive      Canadian
                    Amalgamation   Regina, SK S4S 2E9

---------------------------------------------------------------------------------------------
Robert T. Reid      Upon           397 Hidhurst Place                 Executive      Canadian
                    Amalgamation   West Vancouver, BC V7S 1K2

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Kim Thorson         Upon           1621 Warren Avenue                 Lawyer         Canadian
                    Amalgamation   Weyburn, SK S4H 0M5

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DATE                SIGNATURE                                         TITLE

                    "Gary M.S. Chad"
13th December 1996  Gary M.S. Chad                                    General Counsel
                                                                      & Corporate Secretary

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

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